BLACKROCK FUNDS V

BlackRock Income Fund

(the “Fund”)

Supplement dated September 16, 2024 (the “Supplement”) to the Fund’s Summary Prospectuses, Prospectuses, and Statement of Additional Information (the “SAI”), each dated January 26, 2024, as supplemented to date

The following changes are made to the Fund’s Summary Prospectuses, Prospectuses, and SAI as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Income Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Income Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
James Keenan, CFA**	2016	Managing Director of BlackRock, Inc.
Jeff Cucunato	2016	Managing Director of BlackRock, Inc.
Mitchell Garfin, CFA	2012	Managing Director of BlackRock, Inc.
Jose Aguilar	2016	Managing Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.
**	On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. James Keenan, CFA,* and Jeff Cucunato are the portfolio managers jointly and primarily responsible for setting the Fund’s overall investment strategy and overseeing the Fund’s investment process and performance. Mitchell Garfin, CFA and Jose Aguilar are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

*	On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. James Keenan, CFA, and Jeff Cucunato are jointly and primarily responsible for setting the Fund’s overall investment strategy and overseeing the Fund’s investment process and performance. Mitchell Garfin, CFA and Jose Aguilar are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since*	Title and Recent Biography
James Keenan, CFA**	Jointly and primarily responsible for setting the Fund’s overall investment strategy and overseeing the Fund’s investment process and performance.	2016	Managing Director of BlackRock, Inc. since 2008.
Jeff Cucunato	Jointly and primarily responsible for setting the Fund’s overall investment strategy and overseeing the Fund’s investment process and performance.	2016	Managing Director of BlackRock, Inc. since 2005.
Mitchell Garfin, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2009.
Jose Aguilar	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2016.

*	Includes BlackRock Credit Strategies Income Fund, a series of BlackRock Funds II (the “Predecessor Fund”).
**	On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

The section of the Statement of Additional Information entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

James Keenan, CFA, Jeff Cucunato, Mitchell Garfin, CFA and Jose Aguilar are the Fund’s portfolio managers. Messrs. Keenan and Cucunato are jointly and primarily responsible for setting the Fund’s overall investment strategy and overseeing the Fund’s investment process and performance, and Messrs. Garfin and Aguilar are jointly and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jose Aguilar	6 $1.78 Billion	30 $4.91 Billion	7 $2.35 Billion	0 $0	0 $0	0 $0
Jeff Cucunato	5 $1.62 Billion	4 $524.82 Million	2 $508.25 Million	0 $0	0 $0	1 $1.41 Million
Mitchell Garfin, CFA	27 $34.62 Billion	27 $10.18 Billion	129 $15.62 Billion	0 $0	0 $0	5 $592.45 Million
James Keenan, CFA*	17 $4.26 Billion	30 $9.34 Billion	9 $5.21 Billion	0 $0	0 $0	2 $2.28 Million

*	On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of September 30, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk- adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
James Keenan* Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeff Cucunato	Bloomberg US Credit Index.
Jose Aguilar	A combination of market-based indices (e.g., ICE BofA 3-Month U.S. Treasury Bill Index).

*	On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Keenan, Cucunato and Garfin are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase datebased on its fair market value on the purchase date. Mr. Aguilar is eligible to participate in these plans.

Portfolio Manager Beneficial Holdings

As of September 30, 2023, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Jose Aguilar	$50,001 - $100,000
Jeff Cucunato	$100,001 - $500,000
Mitchell Garfin	$100,001 - $500,000
James Keenan*	None

*	On or about December 31, 2024, James Keenan, CFA, will no longer serve as a portfolio manager of the Fund.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non- public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Keenan, Cucunato and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Cucunato and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Shareholders should retain this Supplement for future reference.